UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 28, 2005


                              Xethanol Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          000-50154                                    84-1169517
--------------------------------------------------------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)

     1185 Avenue of the Americas
           New York, New York                                10036
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

                                 (646) 723-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                           Zen Pottery Equipment, Inc.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          AMENDMENT NO. 1 ON FORM 8-K/A

                              XETHANOL CORPORATION

                                  JUNE 2, 2005

                                EXPLANATORY NOTE

      This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K, dated June 2, 2005, of Xethanol Corporation (formerly Zen Pottery Equipment, Inc.), a Delaware corporation ("Xethanol"), filed with the U.S. Securities and Exchange Commission (the "SEC") on June 17, 2005.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         (d) On July 28, 2005 the Board of Directors confirmed the appointment of Louis B. Bernstein to serve as Chairman of the Nominations and Governance Committee of Xethanol's Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         XETHANOL CORPORATION


Date:  August 31, 2005                   By:/s/ Christopher d'Arnaud-Taylor
                                            ------------------------------------
                                            Christopher d'Arnaud-Taylor
                                            Chairman and Chief Executive Officer